Exhibit 21.1

Legal Entity Name	State of Formation
Westminster Homes of Alabama, L.L.C.	AL
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	AZ
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.	AZ
New Land Title Agency, L.L.C.	AZ
Hovnanian Land Investment Group of California, L.L.C.	CA
JAEGER ROAD 530, L.L.C.	CA
K. HOV IP, II, INC.	CA
K. HOV IP, INC.	CA
K. HOVNANIAN AT 3 CHAPMAN, L.L.C.	CA
K. Hovnanian at 4S, L.L.C.	CA
K. Hovnanian at Acqua Vista, L.L.C.	CA
K. Hovnanian at Aliso, L.L.C.	CA
K. Hovnanian at Arbor Heights, LLC	CA
K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA
K. Hovnanian at Bella Lago, L.L.C.	CA
K. Hovnanian at Bridgeport, Inc.	CA
K. HOVNANIAN AT BRIDLEWOOD, L.L.C.	CA
K. HOVNANIAN AT CALABRIA, INC.	CA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA
K. HOVNANIAN AT CARMEL DEL MAR, INC.	CA
K. Hovnanian at Carmel Village, L.L.C.	CA
K. HOVNANIAN AT CASTILE, INC.	CA
K. HOVNANIAN AT CHAPARRAL, INC.	CA
K. HOVNANIAN AT CIELO, L.L.C.	CA
K. Hovnanian at Coastline, L.L.C.	CA
K. Hovnanian at Cortez Hill, L.L.C.	CA
K. Hovnanian at Crestline, Inc.	CA
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.	CA
K. Hovnanian at Eastlake, LLC	CA
K. Hovnanian at Encinitas Ranch, L.L.C.	CA
K. Hovnanian at Evergreen, L.L.C.	CA
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.	CA
K. HOVNANIAN AT HIGHWATER, L.L.C.	CA
K. Hovnanian at La Costa Greens, L.L.C.	CA
K. Hovnanian at La Costa, L.L.C.	CA
K. Hovnanian at La Habra Knolls, LLC	CA
K. Hovnanian at La Terraza, Inc.	CA
K. Hovnanian at Lake Hills, L.L.C.	CA

K. Hovnanian at Lake Rancho Viejo, L.L.C.	CA
K. Hovnanian at Matsu, L.L.C.	CA
K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.	CA
K. Hovnanian at Menifee, L.L.C.	CA
K. Hovnanian at Mockingbird Canyon, L.L.C.	CA
K. Hovnanian at Mosaic, LLC	CA
K. HOVNANIAN AT NORTHLAKE, INC.	CA
K. HOVNANIAN AT OCEAN WALK, INC.	CA
K. Hovnanian at Olde Orchard, LLC	CA
K. Hovnanian at Orange Heights, LLC	CA
K. Hovnanian at Pacific Bluffs, L.L.C.	CA
K. Hovnanian at Park Lane, L.L.C.	CA
K. Hovnanian at Piazza D’Oro, L.L.C.	CA
K. Hovnanian at Prado, L.L.C.	CA
K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.	CA
K. Hovnanian at Rancho Santa Margarita, L.L.C.	CA
K. Hovnanian at Riverbend, L.L.C.	CA
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. Hovnanian at Rowland Heights, L.L.C.	CA
K. Hovnanian at Sage, L.L.C.	CA
K. HOVNANIAN AT SAN SEVAINE, INC.	CA
K. HOVNANIAN AT SARATOGA, INC.	CA
K. Hovnanian at Skye Isle, L.L.C.	CA
K. HOVNANIAN AT STONE CANYON, INC.	CA
K. Hovnanian at Sunsets, L.L.C.	CA
K. HOVNANIAN AT SYCAMORE, INC.	CA
K. Hovnanian at The Crosby, L.L.C.	CA
K. Hovnanian at The Gables, L.L.C.	CA
K. Hovnanian at The Preserve, L.L.C.	CA
K. Hovnanian at Thompson Ranch, L.L.C.	CA
K. HOVNANIAN AT TIERRASANTA, INC.	CA
K. Hovnanian at Trail Ridge, L.L.C.	CA
K. Hovnanian at Trovata, Inc.	CA
K. Hovnanian at Vail Ranch, Inc.	CA
K. Hovnanian at Wildrose, Inc.	CA
K. HOVNANIAN AT WINCHESTER, L.L.C.	CA
K. Hovnanian Communities, Inc.	CA
K. Hovnanian Companies of California, Inc.	CA
K. Hovnanian Companies of Southern California, Inc.	CA
K. Hovnanian Companies, LLC	CA
K. Hovnanian Developments of California, Inc.	CA
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.	CA
K. Hovnanian Developments of New Jersey, Inc.	CA
K. Hovnanian Enterprises, Inc.	CA

K. Hovnanian Forecast Homes Northern, Inc.	CA
K. HOVNANIAN INTERNATIONAL, L.L.C.	CA
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.	CA
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. Hovnanian’s Four Seasons at Beaumont, L.L.C.	CA
K. Hovnanian’s Four Seasons at Hemet, LLC	CA
K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.	CA
K. Hovnanian’s Four Seasons at Palm Springs, L.L.C.	CA
K. Hovnanian’s Four Seasons, L.L.C.	CA
K. Hovnanian’s Parkside at Towngate, L.L.C.	CA
KHC Acquisition, Inc.	CA
Natomas Central Neighborhood Housing, L.L.C.	CA
SEABROOK ACCUMULATION CORPORATION	CA
STONEBROOK HOMES, INC.	CA
K. Hovnanian Connecticut Acquisitions, L.L.C.	CT
K. Hovnanian Developments of Connecticut, Inc.	CT
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	DC
K. Hovnanian Homes of D.C., L.L.C.	DC
77 HUDSON STREET JOINT DEVELOPMENT, L.L.C.	DE
BRIGHTON HOMES AT WALDEN MANAGEMENT, L.L.C.	DE
HOVNANIAN ENTERPRISES, INC (PARENT COMPANY)	DE
HOVSTONE HOLDINGS, L.L.C.	DE
HOVSTONE PROPERTIES FLORIDA, L.L.C.	DE
HOVSTONE PROPERTIES ILLINOIS, L.L.C.	DE
HOVSTONE PROPERTIES MINNESOTA, L.L.C.	DE
HUDSON POINTE JOINT DEVELOPMENT, L.L.C.	DE
K. Hovnanian at Bernards V, L.L.C.	DE
K. Hovnanian at Chester I, L.L.C.	DE
K. Hovnanian at Lawrence V, L.L.C.	DE

K. Hovnanian at Mansfield I, LLC	DE
K. Hovnanian at Mansfield II, LLC	DE
K. HOVNANIAN AT MIDDLETOWN, L.L.C.	DE
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE
K. HOVNANIAN AT WANAQUE, L.L.C.	DE
K. HOVNANIAN AT WAYNE VIII, L.L.C.	DE
K. HOVNANIAN AT WEST WINDSOR, L.L.C.	DE
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	DE
K. Hovnanian Homes at Nassau Grove, L.L.C.	DE
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE
K. HOVNANIAN MORTGAGE FUNDING, L.L.C.	DE
K. Hovnanian North Central Acquisitions, L.L.C.	DE
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.	DE
K. Hovnanian Shore Acquisitions, L.L.C.	DE
K. Hovnanian South Jersey Acquisitions, L.L.C.	DE
MSHOV HOLDING COMPANY, L.L.C.	DE
NORTH MANATEE, L.L.C.	DE
OLD CITY DELAWARE, L.L.C.	DE
OLD CITY DEVELOPMENT, INC.	DE
PI INVESTMENTS I, L.L.C.	DE
PI INVESTMENTS II, L.L.C.	DE
PRESTON PARKER, L. P.	DE
THOMPSON RANCH JOINT DEVELOPMENT, L.L.C.	DE
WASHINGTON HOMES, INC.	DE
WH/PR Land Company, LLC	DE
WINDWARD HOME MORTGAGE, L.L.C.	DE

WOODMORE RESIDENTIAL, L.L.C.	DE
WTC VENTURES, L.L.C.	DE
FIRST MORTGAGE LENDERS OF FLORIDA, L.L.C.	FL
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.	FL
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. Hovnanian Florida Realty, L.L.C.	FL
K. HOVNANIAN STANDING ENTITY, L.L.C.	FL
K. Hovnanian T&C Homes at Florida, L.L.C.	FL
K. HOVNANIAN WINDWARD HOMES, L.L.C.	FL
Hovnanian Land Investment Group of Georgia, L.L.C.	GA
K. Hovnanian Developments of Georgia, Inc.	GA
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.	GA
K. Hovnanian Developments of Illinois, Inc.	IL
K. Hovnanian T&C Homes at Illinois, L.L.C.	IL
K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.	IN
K. HOVNANIAN HOMES OF INDIANA, L.L.C.	IN
K. HOVNANIAN POLAND, SP .Z.O.O.	INT”L
K. Hovnanian Developments of Kentucky, Inc.	KY
K. Hovnanian Summit Homes of Kentucky, L.L.C.	KY
Midwest Building Products & Contractor Services of Kentucky, L.L.C.	KY
Founders Title Agency of Maryland, L.L.C.	MD
Greenway Farms Utility Associates, L.L.C.	MD
Homebuyers Financial Services, L.L.C.	MD
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.	MD
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.	MD
INGLEWOOD NORTH, L.L.C.	MD
K. HOVNANIAN AT KING FARM, L.L.C.	MD
K. HOVNANIAN AT RODERUCK, L.L.C.	MD
K. HOVNANIAN AT WILLOW BROOK, L.L.C.	MD
K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.	MD

K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	MD
K. Hovnanian Homes at Camp Springs, L.L.C.	MD
K. Hovnanian Homes at Cider Mill, L.L.C.	MD
K. Hovnanian Homes at Fairwood, L.L.C.	MD
K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm, L.L.C.	MD
K. Hovnanian Homes at Jones Station 1, L.L.C.	MD
K. Hovnanian Homes at Jones Station 2, L.L.C.	MD
K. Hovnanian Homes at Maxwell Place, L.L.C.	MD
K. Hovnanian Homes at Primera, L.L.C.	MD
K. Hovnanian Homes at Renaissance Plaza, L.L.C.	MD
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.	MD
K. Hovnanian Homes of Maryland, L.L.C.	MD
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.	MD
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.	MD
K. Hovnanian’s Four Seasons at St. Margarets Landing, L.L.C.	MD
NEW HOMEBUYERS TITLE COMPANY, INC.	MD
PADDOCKS, L.L.C.	MD
PINE AYR, L.L.C.	MD
RIDGEMORE UTILITY, L.L.C.	MD
WASHINGTON HOMES AT COLUMBIA TOWN CENTER, LLC	MD
WH LAND I, INC	MD
WH PROPERTIES, INC.	MD
WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.	MD
K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.	MI
K. Hovnanian Summit Homes of Michigan, L.L.C.	MI
Midwest Building Products & Contractor Services of Michigan, L.L.C.	MI
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.	MN
K. Hovnanian at Ridgestone, L.L.C.	MN

K. Hovnanian Developments of Minnesota, Inc.	MN
K. Hovnanian Homes of Minnesota, L.L.C.	MN
K. Hovnanian T&C Homes at Minnesota, L.L.C.	MN
K. Hovnanian’s Four Seasons at Rush Creek, L.L.C.	MN
Westminster Homes of Mississippi, LLC	MS
HERITAGE PINES, L.L.C.	NC
Hovnanian Land Investment Group of North Carolina, L.L.C.	NC
K. Hovnanian Developments of North Carolina, Inc.	NC
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC
K. Hovnanian’s Four Seasons at Bailey’s Glenn, L.L.C.	NC
K. HOVNANIAN’S FOUR SEASONS AT OLDE LIBERTY, L.L.C.	NC
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.	NC
PRESTON GRANDE HOMES, INC.	NC
WESTMINSTER HOMES, INC.	NC
Auddie Enterprises, L.L.C.	NJ
Builder Services NJ, L.L.C.	NJ
EASTERN TITLE AGENCY, INC.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.	NJ
K. HOV INTERNATIONAL, INC.	NJ
K. HOVNANIAN 77 HUDSON STREET INVESTMENTS, L.L.C.	NJ
K. Hovnanian Acquisitions, Inc.	NJ
K. HOVNANIAN AMERICAN MORTGAGE, L.L.C.	NJ
K. HOVNANIAN AT 77 HUDSON STREET URBAN RENEWAL COMPANY, L.L.C.	NJ
K. Hovnanian at Aberdeen Urban Renewal, L.L.C.	NJ
K. Hovnanian at Allendale, L.L.C.	NJ
K. Hovnanian at Barnegat I, L.L.C.	NJ
K. Hovnanian at Barnegat II, L.L.C.	NJ
K. HOVNANIAN AT BARNEGAT III, L.L.C.	NJ
K. Hovnanian at Berkeley, L.L.C.	NJ
K. Hovnanian at Bernards IV, Inc.	NJ
K. Hovnanian at Blue Heron Pines, L.L.C.	NJ
K. HOVNANIAN AT BRANCHBURG III, INC.	NJ
K. Hovnanian at Bridgewater I, L.L.C.	NJ

K. HOVNANIAN AT BRIDGEWATER VI, INC.	NJ
K. HOVNANIAN AT BURLINGTON III, INC.	NJ
K. HOVNANIAN AT BURLINGTON, INC.	NJ
K. Hovnanian at Camden I, L.L.C.	NJ
K. Hovnanian at Cedar Grove III, L.L.C.	NJ
K. Hovnanian at Cedar Grove IV, L.L.C.	NJ
K. Hovnanian at Chesterfield II, L.L.C.	NJ
K. Hovnanian at Chesterfield, L.L.C.	NJ
K. Hovnanian at Clifton II, L.L.C.	NJ
K. Hovnanian at Clifton, L.L.C.	NJ
K. Hovnanian at Cranbury, L.L.C.	NJ
K. Hovnanian at Curries Woods, L.L.C.	NJ
K. Hovnanian at Denville, L.L.C.	NJ
K. Hovnanian at Deptford Township, L.L.C.	NJ
K. Hovnanian at Dover, L.L.C.	NJ
K. Hovnanian at Edgewater II, L.L.C.	NJ
K. Hovnanian at Edgewater, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township, L.L.C.	NJ
K. Hovnanian at Elk Township, L.L.C.	NJ
K. Hovnanian at Ewing, L.L.C.	NJ
K. Hovnanian at Fifth Avenue, L.L.C.	NJ
K. Hovnanian at Florence I, L.L.C.	NJ
K. Hovnanian at Florence II, L.L.C.	NJ
K. Hovnanian at Forest Meadows, L.L.C.	NJ
K. Hovnanian at Franklin, L.L.C.	NJ
K. Hovnanian at Freehold Township I, Inc.	NJ
K. Hovnanian at Freehold Township, L.L.C.	NJ
K. Hovnanian at Galloway, L.L.C.	NJ
K. Hovnanian at Great Notch, L.L.C.	NJ
K. Hovnanian at Guttenberg, L.L.C.	NJ
K. Hovnanian at Hackettstown II, L.L.C.	NJ
K. Hovnanian at Hackettstown, Inc.	NJ
K. Hovnanian at Hamburg Contractors, L.L.C.	NJ
K. Hovnanian at Hamburg, L.L.C.	NJ
K. Hovnanian at Hawthorne, L.L.C.	NJ
K. Hovnanian at Hazlet, L.L.C.	NJ
K. Hovnanian at Hilltop, L.L.C.	NJ
K. Hovnanian at Hopewell IV, Inc.	NJ
K. Hovnanian at Hopewell VI, Inc.	NJ
K. Hovnanian at Howell Township, Inc.	NJ
K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ
K. Hovnanian at Jackson I, L.L.C.	NJ
K. Hovnanian at Jackson, L.L.C.	NJ
K. Hovnanian at Jersey City IV, L.L.C.	NJ
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.	NJ

K. Hovnanian at Keyport, L.L.C.	NJ
K. HOVNANIAN AT KINGS GRANT I, INC.	NJ
K. Hovnanian at Lafayette Estates, L.L.C.	NJ
K. Hovnanian at Lakewood, Inc.	NJ
K. Hovnanian at Linwood, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Contractors, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor III, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Township II, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.	NJ
K. HOVNANIAN AT LONG BRANCH I, L.L.C.	NJ
K. HOVNANIAN AT MAHWAH II, INC.	NJ
K. Hovnanian at Mahwah VI, Inc.	NJ
K. Hovnanian at Mahwah VII, Inc.	NJ
K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ
K. Hovnanian at Manalapan III, L.L.C.	NJ
K. HOVNANIAN AT MANALAPAN, INC.	NJ
K. Hovnanian at Mansfield III, L.L.C.	NJ
K. Hovnanian at Maple Avenue, L.L.C.	NJ
K. Hovnanian at Marlboro II, Inc.	NJ
K. Hovnanian at Marlboro Township III, Inc.	NJ
K. Hovnanian at Marlboro Township IV, Inc.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.	NJ
K. Hovnanian at Marlboro Township V, L.L.C.	NJ
K. Hovnanian at Marlboro Township VIII, L.L.C.	NJ
K. Hovnanian at Marlboro VI, L.L.C.	NJ
K. Hovnanian at Marlboro VII, L.L.C.	NJ
K. Hovnanian at Mendham Township, L.L.C.	NJ
K. Hovnanian at Middle Township II, L.L.C.	NJ
K. Hovnanian at Middle Township, L.L.C.	NJ
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.	NJ
K. Hovnanian at Millville I, L.L.C.	NJ
K. Hovnanian at Millville II, L.L.C.	NJ
K. Hovnanian at Millville III, L.L.C.	NJ
K. Hovnanian at Monroe III, L.L.C.	NJ
K. Hovnanian at Monroe IV, L.L.C.	NJ
K. Hovnanian at Monroe NJ, L.L.C.	NJ
K. Hovnanian at Montvale, L.L.C.	NJ
K. Hovnanian at Mt. Olive Township, L.L.C.	NJ
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.	NJ
K. Hovnanian at North Bergen, L.L.C.	NJ
K. Hovnanian at North Caldwell II, L.L.C.	NJ
K. Hovnanian at North Caldwell III, L.L.C.	NJ
K. Hovnanian at North Caldwell, L.L.C.	NJ

K. Hovnanian at North Haledon, L.L.C.	NJ
K. Hovnanian at North Wildwood, L.L.C.	NJ
K. Hovnanian at Northfield, L.L.C.	NJ
K. Hovnanian at Ocean Township, Inc.	NJ
K. Hovnanian at Oceanport, L.L.C.	NJ
K. Hovnanian at Old Bridge, L.L.C.	NJ
K. Hovnanian at Paramus, LLC	NJ
K. Hovnanian at Parsippany-Troy Hills, L.L.C.	NJ
K. Hovnanian at Peapack-Gladstone, L.L.C.	NJ
K. Hovnanian at Pittsgrove, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. Hovnanian at Princeton Landing, L.L.C.	NJ
K. Hovnanian at Princeton NJ, L.L.C.	NJ
K. Hovnanian at Randolph I, L.L.C.	NJ
K. Hovnanian at Readington II, L.L.C.	NJ
K. Hovnanian at Red Bank, L.L.C.	NJ
K. Hovnanian at Reservoir Ridge, Inc.	NJ
K. Hovnanian at Ridgemont, L.L.C.	NJ
K. Hovnanian at Sayreville, L.L.C.	NJ
K. HOVNANIAN AT SCOTCH PLAINS II, INC.	NJ
K. Hovnanian at Scotch Plains, L.L.C.	NJ
K. Hovnanian at Smithville III, L.L.C.	NJ
K. Hovnanian at Smithville, Inc.	NJ
K. HOVNANIAN AT SOMERS POINT, LLC	NJ
K. Hovnanian at South Brunswick V, Inc.	NJ
K. Hovnanian at South Brunswick, L.L.C.	NJ
K. Hovnanian at Sparta, L.L.C.	NJ
K. Hovnanian at Springco, L.L.C.	NJ
K. HOVNANIAN AT SPRINGFIELD, L.L.C.	NJ
K. Hovnanian at Tannery Hill, Inc.	NJ
K. Hovnanian at Teaneck, L.L.C.	NJ
K. Hovnanian at The Bluff, Inc.	NJ
K. Hovnanian at The Monarch, L.L.C.	NJ
K. Hovnanian at Trenton Urban Renewal, L.L.C.	NJ

K. Hovnanian at Trenton, L.L.C.	NJ
K. Hovnanian at Union Township I, Inc.	NJ
K. Hovnanian at Union Township II, L.L.C.	NJ
K. Hovnanian at Upper Freehold Township I, Inc.	NJ
K. Hovnanian at Upper Freehold Township II, L.L.C.	NJ
K. Hovnanian at Upper Freehold Township III, L.L.C.	NJ
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ
K. HOVNANIAN AT VINELAND, L.L.C.	NJ
K. Hovnanian at Wall Township VI, Inc.	NJ
K. Hovnanian at Wall Township VIII, Inc.	NJ
K. Hovnanian at Warren Township, L.L.C.	NJ
K. Hovnanian at Washington, L.L.C.	NJ
K. Hovnanian at Wayne III, Inc.	NJ
K. Hovnanian at Wayne IX, L.L.C.	NJ
K. Hovnanian at Wayne V, Inc.	NJ
K. Hovnanian at West Milford, L.L.C.	NJ
K. Hovnanian at Wildwood Bayside, L.L.C.	NJ
K. Hovnanian at Woodhill Estates, L.L.C.	NJ
K. Hovnanian at Woolwich I, L.L.C.	NJ
K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.	NJ
K. Hovnanian Classics CIP, L.L.C.	NJ
K. HOVNANIAN COMPANIES NORTHEAST, INC.	NJ
K. Hovnanian Construction II, Inc.	NJ
K. Hovnanian Construction III, Inc.	NJ
K. Hovnanian Construction Management, Inc.	NJ
K. Hovnanian Holdings NJ, LLC	NJ
K. HOVNANIAN HUDSON POINTE INVESTMENTS, L.L.C.	NJ
K. HOVNANIAN INVESTMENTS II, L.L.C.	NJ
K. HOVNANIAN INVESTMENTS, L.L.C.	NJ
K. HOVNANIAN MANALAPAN INVESTMENT, L.L.C.	NJ
K. Hovnanian Northeast Services, L.L.C.	NJ
K. Hovnanian Port Imperial Urban Renewal, Inc.	NJ
K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.	NJ
K. Hovnanian Properties of Red Bank, Inc.	NJ
K. Hovnanian Southern New Jersey, L.L.C.	NJ
K. HOVNANIAN T&C INVESTMENT, L.L.C.	NJ
K. Hovnanian Venture I, L.L.C.	NJ
K. Hovnanian’s Private Home Portfolio, L.L.C.	NJ
KHIP, LLC	NJ

LANDARAMA, INC.	NJ
M&M AT APPLE RIDGE, L.L.C.	NJ
M&M at Chesterfield, LLC	NJ
M&M AT Copper Beech, L.L.C.	NJ
M&M AT Crescent Court, L.L.C.	NJ
M&M AT EAST MILL, L.L.C.	NJ
M&M at East Rutherford, L.L.C.	NJ
M&M at Kensington Woods, LLC	NJ
M&M at Long Branch, Inc.	NJ
M&M AT MONROE WOODS, L.L.C.	NJ
M&M AT MORRISTOWN, L.L.C.	NJ
M&M AT SHERIDAN, L.L.C.	NJ
M&M AT SPINNAKER POINTE, L.L.C.	NJ
M&M AT SPRUCE HOLLOW, L.L.C.	NJ
M&M AT SPRUCE RUN, L.L.C.	NJ
M&M at Station Square, L.L.C.	NJ
M&M at Tamarack Hollow, L.L.C.	NJ
M&M at The Chateau, L.L.C.	NJ
M&M AT THE HIGHLANDS, L.L.C.	NJ
M&M AT UNION, L.L.C.	NJ
M&M at West Orange, L.L.C.	NJ
M&M AT Westport, L.L.C.	NJ
M&M at Wheatena Urban Renewal, L.L.C.	NJ
M&M INVESTMENTS, L.P.	NJ
Matzel & Mumford at Egg Harbor, L.L.C.	NJ
MATZEL & MUMFORD AT MONTGOMERY, L.L.C.	NJ
Matzel & Mumford at South Bound Brook Urban Renewal, L.L.C.	NJ
MCNJ, Inc.	NJ
MM-BEACHFRONT NORTH I, L.L.C.	NJ
MM-BEACHFRONT NORTH II, L.L.C.	NJ
MMIP, L.L.C.	NJ
Terrapin Realty, L.L.C.	NJ
THE LANDINGS AT SPINNAKER POINTE, L.L.C.	NJ
The Matzel & Mumford Organization, Inc.	NJ
TOWN HOMES AT MONTGOMERY, L.L.C.	NJ
K. Hovnanian Classics, L.L.C.	NJ
Builder Services NY, L.L.C.	NY
K. HOVNANIAN AT CLARKSTOWN, INC.	NY
K. HOVNANIAN AT MONROE II, INC.	NY
K. HOVNANIAN AT NEW WINDSOR, L.L.C.	NY
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.	NY
K. HOVNANIAN AT STONY POINT, INC.	NY
K. HOVNANIAN AT TUXEDO, INC.	NY

K. HOVNANIAN AT WASHINGTONVILLE, INC.	NY
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	NY
K. Hovnanian’s Four Seasons at Hamptonburgh, L.L.C.	NY
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.	OH
K. HOVNANIAN OHIO REALTY, L.L.C.	OH
K. HOVNANIAN OSTER HOMES, L.L.C.	OH
K. HOVNANIAN SUMMIT HOMES, L.L.C.	OH
MARTIN’S RUN LIMITED PARTNERSHIP II	OH
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
MILLENNIUM TITLE AGENCY, LTD.	OH
Builder Services PA, L.L.C.	PA
Governor’s Abstract Co., Inc.	PA
Hovnanian Land Investment Group of Pennsylvania, L.L.C.	PA
K. Hovnanian at Allenberry, L.L.C.	PA
K. HOVNANIAN AT ALLENTOWN, L.L.C.	PA
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.	PA
K. Hovnanian at Camp Hill, L.L.C.	PA
K. Hovnanian at East Brandywine, L.L.C.	PA
K. Hovnanian at East Whiteland I, Inc.	PA
K. HOVNANIAN AT FORKS TWP. I, L.L.C.	PA
K. Hovnanian at Hershey’s Mill, Inc.	PA
K. Hovnanian at Lower Macungie Township I, L.L.C.	PA
K. Hovnanian at Lower Macungie Township II, L.L.C.	PA
K. Hovnanian at Lower Makefield Township I, L.L.C.	PA
K. Hovnanian at Lower Moreland I, L.L.C.	PA
K. Hovnanian at Lower Moreland II, L.L.C.	PA
K. Hovnanian at Lower Moreland III, L.L.C.	PA
K. Hovnanian at Lower Saucon, Inc.	PA
K. HOVNANIAN AT MACUNGIE, L.L.C.	PA
K. Hovnanian at Montgomery I, Inc.	PA
K. Hovnanian at Northampton. L.L.C.	PA
K. HOVNANIAN AT PERKIOMEN I, INC.	PA
K. Hovnanian at Perkiomen II, Inc.	PA
K. HOVNANIAN AT PHILADELPHIA I, L.L.C.	PA
K. Hovnanian at Philadelphia II, L.L.C.	PA
K. Hovnanian at Philadelphia III, L.L.C.	PA
K. Hovnanian at Philadelphia IV, L.L.C.	PA

K. HOVNANIAN AT RAPHO, L.L.C.	PA
K. Hovnanian at Sawmill, Inc.	PA
K. Hovnanian at Silver Spring, L.L.C.	PA
K. Hovnanian at Thornbury, Inc.	PA
K. Hovnanian at Upper Makefield I, Inc.	PA
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.	PA
K. Hovnanian at Upper Uwchlan, L.L.C.	PA
K. Hovnanian at West Bradford, L.L.C.	PA
K. Hovnanian Companies of Pennsylvania, Inc.	PA
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.	PA
K. Hovnanian Eastern Pennsylvania, L.L.C.	PA
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA
K. Hovnanian PA Real Estate, Inc.	PA
K. Hovnanian Pennsylvania Acquisitions, L.L.C.	PA
K. Hovnanian Summit Homes of Pennsylvania, L.L.C.	PA
Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.	PA
OLD CITY JOINT DEVELOPMENT, L.L.C.	PA
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.	SC
K. Hovnanian Developments of South Carolina, Inc.	SC
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.	SC
K. Hovnanian Homes of South Carolina, LLC	SC
Westminster Homes of Tennessee, Inc.	TN
12TH* STREET RESIDENTIAL, LTD.	TX
BRIGHTBEACH DEVELOPMENT, LTD.	TX
BRIGHTCHASE, LTD.	TX
BRIGHTON HOMES AT WALDEN, LTD.	TX
HEXTER-FAIR LAND TITLE COMPANY I, INC.	TX
Hovnanian Land Investment Group of Texas, L.L.C.	TX
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.	TX
K. Hovnanian Homes - DFW, L.L.C.	TX
K. Hovnanian Homes of Houston, L.L.C.	TX
K. Hovnanian of Houston II, L.L.C.	TX

PARK TITLE COMPANY, LLC	TX
RR HOUSTON DEVELOPERS, LLC	TX
RR HOUSTON DEVELOPMENT, L.P.	TX
RR HOUSTON INVESTMENT, L.P.	TX
RR HOUSTON INVESTORS, LLC	TX
Alford, L.L.C.	VA
COBBLESTONE SQUARE DEVELOPMENT, L.L.C.	VA
Dulles Coppermine, L.L.C.	VA
FOUNDERS TITLE AGENCY, INC.	VA
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.	VA
K. HOVNANIAN AT CAMERON CHASE, INC.	VA
K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.	VA
K. Hovnanian at Lake Terrapin, L.L.C.	VA
K. Hovnanian Companies of Virginia, Inc.	VA
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.	VA
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.	VA
K. Hovnanian Franciscus Homes, L.L.C.	VA
K. Hovnanian Homes at Belmont Overlook, L.L.C.	VA
K. Hovnanian Homes at Cameron Station, LLC	VA
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.	VA
K. Hovnanian Homes at Victoria Station, L.L.C.	VA
K. Hovnanian Homes of Virginia, Inc.	VA
K. Hovnanian Summit Holdings, L.L.C.	VA
K. Hovnanian’s Four Seasons at Ashburn Village, L.L.C.	VA
K. Hovnanian’s Four Seasons at Charlottesville, L.L.C.	VA
K. Hovnanian’s Four Seasons at Dulles Discovery Condominium, L.L.C.	VA
K. Hovnanian’s Four Seasons at Dulles Discovery, L.L.C.	VA
K. Hovnanian’s Four Seasons at New Kent Vineyards, L.L.C.	VA
K. Hovnanian’s Four Seasons at Vint Hill, L.L.C.	VA
LAUREL HIGHLANDS, LLC	VA

NEW HOMEBUYERS TITLE CO. (VIRGINIA) L.L.C.	VA
WHI-REPUBLIC, LLC	VA
WRIGHT FARM, LLC	VA
K. Hovnanian Developments of West Virginia, Inc.	WV
K. Hovnanian Homes of West Virginia, L.L.C.	WV
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.	WV
K. Hovnanian’s Four Seasons at Huntfield, L.L.C.	WV
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.	WV
NEW HOMEBUYERS TITLE, L.L.C. (WV)	WV